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                                                                    EXHIBIT 21.1

                        SUBSIDIARIES OF D.R. HORTON, INC.

                            As of September 30, 2002

                                                       STATE OF
                                                    INCORPORATION
                     NAME                          OR ORGANIZATION                DOING BUSINESS AS
2 C Development Co., LLC                             California

AP LHI, Inc.                                         California

AP WP Operating Corporation                           Delaware

AP WP Partners, L.P.                                  Delaware

AP Western GP Corporation                             Delaware

APLAM, LLC                                           California

Allegra, LLC                                         California

Ameritex Mortgage Company, L.L.C.                       Texas

C. Richard Dobson Builders, Inc.                      Virginia            Dobson Builders

CH Funding, LLC                                       Delaware

CH Investments of Texas, Inc.                         Delaware

CHM Partners, LP                                        Texas

CH Mortgage Company                                   Colorado

CH Mortgage Company GP, Inc.                          Delaware

CH Mortgage Company LP, Inc.                          Delaware

CH Mortgage Company I, Ltd.                             Texas

CHI Construction Company                               Arizona

CHTEX of Texas, Inc.                                  Delaware

Century Title Agency, Inc.                             Arizona

Continental Homes, Inc.                               Delaware

Continental Homes of Florida, Inc.                     Florida            Continental Homes, D.R. Horton Homes

Continental Homes of Texas, L.P.                        Texas             Milburn Homes & Continental Homes

Continental Residential, Inc.                        California           Continental Homes

Continental Traditions, LLC                            Arizona            Continental Homes

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
                                                       STATE OF
                                                    INCORPORATION
                     NAME                          OR ORGANIZATION                DOING BUSINESS AS
Custom Title, LLC                                      Maryland

Cypress Road, L.P.                                    California

D.R. Horton, Inc. - Birmingham                          Alabama           Regency Homes

D.R. Horton, Inc. - Chicago                            Delaware

D.R. Horton, Inc. - Denver                             Delaware           Trimark Communities

D.R. Horton, Inc. - Dietz-Crane                        Delaware           Dietz-Crane Homes

D.R. Horton, Inc. - Foundation                           Texas

D.R. Horton, Inc. - Greensboro                         Delaware           Arappco Homes

D.R. Horton, Inc. - Jacksonville                       Delaware

D.R. Horton, Inc. - Louisville                         Delaware           Mareli Development & Construction

D.R. Horton, Inc. - Los Angeles                        Delaware

D.R. Horton Los Angeles Holding Company, Inc.         California

D.R. Horton Management Company, Ltd.                     Texas

D.R. Horton, Inc. - Minnesota                          Delaware           Joe Miller Homes

D.R. Horton, Inc. - New Jersey                         Delaware           SGS Communities

D.R. Horton, Inc. - Portland                           Delaware           RMP Properties

D.R. Horton, Inc. - Sacramento                        California

D.R. Horton San Diego Holding Company, Inc.           California

D.R. Horton - Schuler Homes, LLC                       Delaware

D.R. Horton - Emerald, Ltd.                              Texas            Emerald Homes, Emerald Builders
                                                                          & Dietz-Crane Homes

D.R. Horton - Texas, Ltd.                                Texas

D.R. Horton, Inc. - Torrey                             Delaware           Torrey

DHI Ranch, Ltd.                                          Texas

DRH Cambridge Homes, Inc.                             California

DRH Cambridge Homes, LLC                               Delaware

DRH Capital Trust I                                    Delaware

DRH Capital Trust II                                   Delaware

DRH Capital Trust III                                  Delaware

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
                                                       STATE OF
                                                    INCORPORATION
                     NAME                          OR ORGANIZATION                DOING BUSINESS AS
DRH Colorado Realty, Inc.                              Delaware

DRH Construction, Inc.                                 Delaware

DRH Insurance Agency, Inc.                               Texas

DRH Life Insurance Agency, Inc.                          Texas

DRH Mortgage, LLC                                        Texas

DRH Properties, Inc.                                    Arizona

DRH Realty Company, Inc.                              California

DRH Regrem III, Inc.                                   Delaware

DRH Regrem IV, Inc.                                    Delaware

DRH Regrem V, Inc.                                     Delaware

DRH Regrem VII, LP                                       Texas

DRH Regrem VIII, LLC                                   Delaware

DRH Southwest Construction Company, Inc.              California

DRH Title Company of Colorado, Inc.                    Colorado

DRH Title Company of Florida, Inc.                      Florida

DRH Title Company-Minnesota, Inc.                      Delaware

DRH Title Company - Southeast, Inc.                    Delaware

DRH Title Company of Texas, Ltd.                         Texas

DRH Tucson Construction, Inc.                          Delaware

DRHFS Mortgage Reinsurance, Ltd.                    Turks & Caicos

DRHI, Inc.                                             Delaware           D.R. Horton

Desert Ridge Phase I Partners                           Arizona

Encore II, Inc.                                         Arizona

Encore Venture Partners, L.P.                          Delaware

Encore Venture Partners II (California), L.P.          Delaware

Encore Venture Partners II (Texas), L.P.               Delaware

Fairway Farms LLC                                      Delaware

GP-Encore, Inc.                                         Arizona

Golden Fox LLC                                         Colorado

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
                                                       STATE OF
                                                    INCORPORATION
                     NAME                          OR ORGANIZATION                DOING BUSINESS AS
Grande Realty Incorporated                            New Jersey

Greywes LLC                                           California

HPH Homebuilders LP 1995                              California

HPH Homebuilders LP 1996                              California

HPH Homebuilders 2000 L.P.                            California

Haskell Canyon Partners, L.P.                         California

Haskell Canyon Partners II, L.P.                      California

Iao Partners                                            Hawaii

KDB Homes, Inc.                                        Delaware           Continental Homes

Kaomalo LLC                                             Hawaii

LAMCO Housing, Inc.                                   California

Livermore Homebuilders L.P.                           California

Meadows I, Ltd.                                        Delaware

Meadows II, Ltd.                                       Delaware

Meadows IV, Inc.                                         Texas

Meadows V, Ltd.                                        Delaware

Meadows VIII, Ltd.                                     Delaware

Meadows IX, Inc.                                      New Jersey

Meadows X, Inc.                                       New Jersey

Melmort Co.                                            Colorado

Melody Homes, Inc.                                     Delaware

Metro Star Canyon LLC                                  Colorado

Metro Title, LLC                                       Virginia

Millwood JV II                                           Texas            Continental Homes & Milburn Homes

Oakley-Avalon LP                                      California

Paseo Del Sol 4000, L.L.C.                            California          Continental Homes

Porter GP LLC                                          Delaware

Principal Title Company, Ltd.                            Texas

Ranch-Southpointe II LLC                               Colorado

                                                       STATE OF
                                                    INCORPORATION
                     NAME                          OR ORGANIZATION                DOING BUSINESS AS
Reilly Carslbad LLC                                    Delaware

Reilly Homes Madison LLC                               Delaware

SGS Communities at Battleground, LLC                  New Jersey          SGS Communities

SGS Communities at Grand Quay, LLC                    New Jersey          SGS Communities

SHA Construction LLC                                   Delaware

SHLR of California, Inc.                              California

SHLR of Colorado, Inc.                                 Colorado

SHLR of Nevada, Inc.                                    Nevada

SHLR of Utah, Inc.                                       Utah

SHLR of Washington, Inc.                              Washington

SRHI LLC                                               Delaware

SSHI LLC                                               Delaware

Schuler Homes of Arizona LLC                           Delaware

Schuler Homes of California, Inc.                     California

Schuler Homes of Oregon, Inc.                           Oregon

Schuler Homes of Washington, Inc.                     Washington          Stafford Homes

Schuler Mortgage, Inc.                                 Delaware

Schuler Realty of Arizona, LLC                         Delaware

Schuler Realty of Hawaii, Inc.                          Hawaii

Surprise Village North, LLC                             Arizona           Arizona Traditions

The Club at Pradera, Inc.                              Delaware

Tracy, LLC                                             Delaware

Travis County Title Company                              Texas

Venture Management of South Carolina, LLC           South Carolina

Vertical Construction Corporation                      Delaware           Schuler Homes

WPH-Camino Ruiz, LLC                                   Delaware

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
                                                       STATE OF
                                                    INCORPORATION
                     NAME                          OR ORGANIZATION                DOING BUSINESS AS
WPH-Copper Canyon, LLC                                 Delaware

WPH-HPH LLC                                            Delaware

WPH-Oxnard Coastal, LLC                                Delaware

WPH-Palmer Del Valle, LLC                              Delaware

WPH-Porter, LLC                                        Delaware

WPH-SAL1, L.P.                                        California

WPH-SAL2, L.P.                                        California

WPH Management Co., Inc.                              California

Waiakoa Estates Subdivision Joint Venture               Hawaii

Western Pacific Brea Development, LLC                  Delaware

Western Pacific Funding, Inc.                         California

Western Pacific Housing, Inc.                          Delaware
(f/k/a Schuler Homes Holdco, Inc.)

Western Pacific Housing Management, Inc.              California
(f/k/a Western Pacific Housing, Inc.)

Western Pacific Housing-Antigua, LLC                   Delaware

Western Pacific Housing-Ashland Park                   Delaware

Western Pacific Housing-Aviara, L.P.                  California

Western Pacific Housing-Boardwalk, LLC                 Delaware

Western Pacific Housing-Broadway, LLC                  Delaware

Western Pacific Housing Co.                           California

Western Pacific Housing-Canyon Park, LLC               Delaware

Western Pacific Housing-Camarillo I, LLC               Delaware

Western Pacific Housing-Carmel, LLC                    Delaware

Western Pacific Housing-Carrillo, LLC                  Delaware

Western Pacific Housing-Communications Hill, LLC       Delaware

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
                                                                   STATE OF
                                                                INCORPORATION
                    NAME                                       OR ORGANIZATION          DOING BUSINESS AS
Western Pacific Housing-Copper Canyon, LLC                         Delaware

Western Pacific Housing-Coto Venture, L.P.                        California

Western Pacific Housing-Creekside, LLC                             Delaware

Western Pacific Housing-Culver City, L.P.                         California

Western Pacific Housing-Del Valle, LLC                             Delaware

Western Pacific Housing-Lomas Verdes, LLC                          Delaware

Western Pacific Housing-Lost Hills Park, LLC                       Delaware

Western Pacific Housing-Lyons Canyon Partners, LLC                 Delaware

Western Pacific Housing-McGonigle Canyon LLC (Carlsbad             Delaware
II)

Western Pacific Housing-Modesto 54, LLC                            Delaware
(f/k/a Western Pacific Housing-Laurel Crest II, LLC)

Western Pacific Housing-Mountaingate, L.P.                        California

Western Pacific Housing-Norco Estates, LLC                         Delaware

Western Pacific Housing-Oso, L.P.                                 California

Western Pacific Housing-Pacific Park II, LLC                       Delaware

Western Pacific Housing-Park Avenue East, LLC                      Delaware

Western Pacific Housing-Park Avenue West, LLC                      Delaware

Western Pacific Housing-Playa Vista, LLC                           Delaware

Western Pacific Housing-Poinsettia, L.P.                          California

Western Pacific Housing-River Ridge, LLC                           Delaware

Western Pacific Housing-Robinhood Ridge, LLC                       Delaware

Western Pacific Housing-SDG, LLC                                  California

Western Pacific Housing-Santa Fe, LLC                              Delaware

Western Pacific Housing-Scripps, L.P.                             California

Western Pacific Housing-Scripps II, LLC                            Delaware

                                                                   STATE OF
                                                                INCORPORATION
                   NAME                                        OR ORGANIZATION          DOING BUSINESS AS
Western Pacific Housing-Seacove, L.P.                             California

Western Pacific Housing-Studio 528, LLC                            Delaware

Western Pacific Housing-Terra Bay Duets, LLC                       Delaware

Western Pacific Housing-Torrance, LLC                              Delaware

Western Pacific Housing-Torrey Commercial, LLC                     Delaware

Western Pacific Housing-Torrey Meadows, LLC                        Delaware

Western Pacific Housing-Torrey Multi-Family, LLC                   Delaware

Western Pacific Housing-Torrey Village Center, LLC                 Delaware

Western Pacific Housing-Ventura I, LLC                             Delaware

Western Pacific Housing-Vineyard Terrace, LLC                      Delaware

Western Pacific Housing-Westlake II, L.P.                         California

Western Pacific Housing-Windemere, LLC (Glacier)                   Delaware

Western Pacific Housing-Windflower, L.P.                          California